Pursuant to Rule 497(e)
                                                       Registration Nos. 2-92665
                                                                        33-78264


                              EXCELSIOR FUNDS, INC.
                              EXCELSIOR FUNDS TRUST

                           Excelsior Retirement Shares

                               Equity Income Fund
                              Large Cap Growth Fund
                               Managed Income Fund
                               Mid Cap Value Fund
                                 Small Cap Fund
                          Value and Restructuring Fund


                         Supplement dated March 21, 2005
                    to the Prospectus dated December 31, 2004


        On page 21 of the Excelsior Retirement Shares' Prospectus, the second paragraph under the heading "Portfolio Managers" is revised to read as follows:

        "Alexander D. Powers and Michael Zazzarino serve as the Managed Income Fund's portfolio co-managers. Mr. Powers is primarily responsible for the day-to-day management of the Fund's portfolio. He has been the Fund's portfolio manager or co-manager since August 1997. Mr. Powers, as Managing Director, has been with U.S. Trust since 1996. From 1988 to 1996, he was the head of Taxable Fixed-Income at Chase Asset Management. Mr. Zazzarino, a Managing Director, has been the Fund's portfolio co-manager since joining U.S. Trust in March 2005. Prior to joining U.S. Trust, he was a Vice President and Portfolio Manager in the Core Fixed Income Group at Brown Brothers Harriman from December 1998 to February 2005."